Supplement, dated February 17, 2023

to Statutory Prospectus, dated May 1, 2022

Statutory Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Individual Retirement Annuity (“IRA Contracts”); and

Flexible Premium Annuity Contracts (“FPA Contracts”)

The following supplemental information should be read in conjunction with the Statutory Prospectuses dated May 1, 2022 for the IRA Contracts and FPA Contracts, (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “General Description of Contracts” section, under the “Your Right to Transfer Among Investment Alternatives” subheading, replace the first paragraph of the “Transfers and Allocation Changes and Withdrawals by Telephone or Internet” section with the following:

Transfers and Allocation Changes and Withdrawals by Telephone or Website. You may generally make requests by telephone or website for transfers or withdrawals of Account Value or to change the Investment Alternatives to which we will allocate your future Contributions. Certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website. We do not accept website requests or telephone requests for withdrawals from a Roth IRA Contract, or from any FPA Contract where the annuitant and owner are not the same person. We do not accept telephone or website requests for IRA rollovers.

Within the “Annuity Period” section, under the “Annuity Commencement Date” subheading, replace the last sentence of the “FPA Contracts” paragraph with the following:

For an FPA Contract issued to an employer to serve as a depository for the employer’s deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be the first day of a month at least 12 months after the Contract issue date but not later than the required beginning date, which beginning in 2023 is the later of April 1 of the year following the year when the employee reached age 73, or the year the employee terminates employment with the employer.

Within the “Benefits Under the Contract” section, under the “Death Benefit Prior to Annuity Commencement Date” subheading, replace paragraph (c) with the following:

(c) Beneficiary is Your Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Eligible Spouse Beneficiary does not have to begin receiving benefits until the Required Beginning Date, which beginning in 2023 is the later of April 1 of the year following the year in which you would have reached age 73. Alternatively, a Beneficiary who is an Eligible Spouse, may roll your account balance over to his or her own qualified plan, 403(b) plan, or to his or her own eligible IRA.

Within the “Our Payment of Account Value to You or a Beneficiary” section, under the “Your Right to Make Withdrawals under IRA Contracts” subheading replace the first paragraph with the following:

Under an IRA Contract, you may withdraw your Account Value in whole or in part, at any time during the Accumulation Period. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.

Within the “Our Payment of Account Value to You or a Beneficiary” section, under the “Your Right to Make Withdrawals under FPA Contracts” subheading replace the first paragraph with the following:

Under an FPA Contract, you may withdraw your Account Value in whole or in part, at any time during the Accumulation Period. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the paragraph under “By Telephone or Internet” with the following:

By Telephone or Website. You may call us at 800.468.3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change allocation instructions among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a password to access our website, and to provide your personal identification number (PIN) or identifying personal information to provide instructions by telephone. You may not make withdrawals by telephone or website; however certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, under “Where You Should Direct Requests”, replace the second paragraph prior to the bullet points with the following:

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website, or you may make a withdrawal request: